Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Michael (Mike) Milotich, Chief Financial Officer of Marqeta, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Marqeta, Inc. for the quarter ended September 30, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Marqeta, Inc.

Date: November 4, 2024	By:	/s/ Michael (Mike) Milotich
Michael (Mike) Milotich
Chief Financial Officer
(Principal Financial and Accounting Officer)